UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________

              Date of Report                           March 19, 2003
              --------------
    (Date of earliest event reported):

                            Badger Paper Mills, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           Wisconsin                     0-00795                  39-0143840
           ---------                     -------                  ----------
        (State or other           (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)

      200 West Front Street, P. O. Box 149, Peshtigo, Wisconsin 54157-0149
      --------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (715) 582-4551
                                 --------------
                         (Registrant's telephone number)

Item 5.   Other Events and Regulation FD Disclosure.
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          On March 19, 2003, Badger Paper Mills, Inc. issued a press release announcing that it expects a loss for the first quarter ending March 31, 2003, due to rising operating expenses. A copy of the press release is furnished as
Exhibit 99 hereto and is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99) Badger Paper Mills, Inc. Press Release dated March 19, 2003.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BADGER PAPER MILLS, INC.

Date:    March 19, 2003

                                  By: /s/ William H. Peters
                                     -------------------------------------------
                                      William H. Peters
                                      Vice President and Chief Financial Officer



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

                            BADGER PAPER MILLS, INC.

                   Exhibit Index to Current Report on Form 8-K
                              Dated March 19, 2003

Exhibit
Number
------

(99)      Badger Paper Mills, Inc. Press Release dated March 19, 2003


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